EXHIBIT 21.1
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                         SUBSIDIARIES OF THE REGISTRANT
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
Name of Subsidiary:                                  Precise Software Solutions, Inc.
State of Incorporation:                              Delaware
Name under which Subsidiary does Business:           Precise Software Solutions, Inc.


Name of Subsidiary:                                  Precise Software Solutions UK  Ltd.
Jurisdiction of Organization:                        United Kingdom
Name under which Subsidiary does Business:           Precise Software Solutions UK  Ltd.


Name of Subsidiary:                                  W. Quinn, Inc.
State of Incorporation:                              Delaware
Name under which Subsidiary does Business:           W. Quinn, Inc.


Name of Subsidiary:                                  Precise Software Solutions Benelux B.V.
Jurisdiction of Organization:                        The Netherlands
Name under which Subsidiary does Business:           Precise Software Solutions Benelux B.V.


Name of Subsidiary:                                  Precise Software Solutions SAS
Jurisdiction of Organization:                        France
Name under which Subsidiary does Business:           Precise Software Solutions SAS


Name of Subsidiary:                                  Precise Software Solutions Australia Pty. Limited
Jurisdiction of Organization:                        Australia
Name under which Subsidiary does Business:           Precise Software Solutions Australia Pty. Limited


Name of Subsidiary:                                  Precise Software Solutions Germany GmbH.
Jurisdiction of Organization:                        Germany
Name under which Subsidiary does Business:           Precise Software Solutions Germany GmbH


Name of Subsidiary:                                  Precise Software Solutions Europe B.V.
Jurisdiction of Organization:                        The Netherlands
Name under which Subsidiary does Business:           Precise Software Solutions Europe B.V.

Name of Subsidiary:                                  W. Quinn Associates B.V.
Jurisdiction of Organization:                        The Netherlands
Name under which Subsidiary does Business:           W. Quinn Associates B.V.

Name of Subsidiary:                                  W. Quinn Associates Asia Pacific Sdn. Bhd.
Jurisdiction of Organization:                        Malaysia
Name under which Subsidiary does Business:           W. Quinn Associates Asia Pacific Sdn. Bhd.
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